UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): November 26, 2008

  Smart Comm International, Ltd.
(Exact name of registrant as specified in its charter)

Nevada	333-106144	98-039022
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 rd Floor, 14 South Molton Street, London W1K 5QP, United Kingdom
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (949) 609-1966

(Former address, if changed since last report)

With Copies To:
Richard Friedman Esq.
Marcelle S. Balcombe Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32 nd Floor
New York, New York 10006
Tel:(212) 930-9700 Fax:(212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

In a Notice of Appointment of an Administrator by Company or Director(s) filed November 26, 2008 (the “Notice”) in the Guildford County Court, United Kingdom, the directors (the “Directors”) of Smart Devices Limited (“SDL”), a wholly owned subsidiary Smart Comm International, Ltd., appointed Stephen Gerard Clancy and Steven Muncaster of MCR Corporate Restructuring as administrators of SDL (the “Administrators”).  Pursuant to the terms of the Notice, the Directors were entitled to appoint the Administrators pursuant to Paragraph 22 of Schedule B1 to the Insolvency Act of 1986.

(d) Exhibits

Exhibit	Description

99.1	Notice of Appointment of an Administrator by Company or Director(s), dated November 26, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMART COMM INTERNATIONAL, LTD.

December 9, 2008	By:	/s/ Daniel Savino
Daniel Savino
Chief Executive Officer

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